UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2026

EXPAND ENERGY CORPORATION
(Exact name of registrant as specified in its Charter)
Oklahoma	001-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)
10000 Energy Drive	Spring	Texas	77389
(Address of principal executive offices)			(Zip Code)
	(346)	535-0990
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2026, Sarah Grose was appointed as Vice President – Chief Accounting Officer of Expand Energy Corporation (the “Company”). Ms. Grose will now assume the duties as principal accounting officer, effective immediately. Marcel Teunissen, the Company’s current Executive Vice President and Chief Financial Officer, was previously performing the duties as principal accounting officer of the Company on an interim basis.

Ms. Grose, 40, joined the Company in 2019 and has served in various accounting leadership roles of increasing responsibility. She most recently served as the Director – Corporate Accounting from 2021 to 2026. Ms. Grose holds a B.B.A. in Accounting and Finance and M.S. in Accounting from the University of Oklahoma and is a certified public accountant.

In connection with her appointment as Vice President – Chief Accounting Officer of the Company, Ms. Grose’s annual base salary will be $325,000, with an annual cash performance bonus target of 50% of her annual base salary, which bonus will be earned based on the achievement of certain performance goals established by the Board or the Compensation Committee and prorated with respect to 2026. Ms. Grose will also participate in the Company’s 2021 Long-Term Incentive Program, pursuant to which her annual long-term incentive target will be $500,000.

There are no arrangements or understandings between Ms. Grose and any other person pursuant to which she was appointed Vice President – Chief Accounting Officer and principal accounting officer. Ms. Grose does not have any family relationships with any director or executive officer of the Company, or person nominated or chosen by the Company to become a director or executive officer, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPAND ENERGY CORPORATION

By:	/s/ CHRIS LACY
Chris Lacy
Executive Vice President, General Counsel and Corporate Secretary
Date:  October 13, 2026